Page 18 of 27 Pages
                                APPENDIX II
                           JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the common stock of Exide Technologies dated as of November 5, 2004 is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.

    Dated:  November 5, 2004        CASTLERIGG MASTER INVESTMENTS LTD.

                                           By:  Sandell Asset Management Corp.
                                                   As Investment Manager


                                                   By:/s/ Thomas E. Sandell
                                                   ------------------------
                                                   Thomas E. Sandell
                                                   Title: Director


                                    SANDELL ASSET MANAGEMENT CORP.


                                                   By:/s/ Thomas E. Sandell
                                                   ------------------------
                                                   Thomas E. Sandell
                                                   Title: Director


                                    CASTLERIGG INTERNATIONAL LIMITED

                                                   By:/s/ Thomas E. Sandell
                                                   ------------------------
                                                   Thomas E. Sandell
                                                   Title: Director



                                    CASTLERIGG INTERNATIONAL HOLDINGS LIMITED

                                                   By:/s/ Thomas E. Sandell
                                                   ------------------------
                                                   Thomas E. Sandell
                                                   Title: Director

                                                            Page 19 of 27 Pages


                                                   /s/ Thomas E. Sandell
                                                   ------------------------
                                                   Thomas E. Sandell